Exhibit 10.72
FIRST AMENDMENT TO CREDIT AGREEMENT
AND OTHER CREDIT DOCUMENTS
     This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made as of this ___day of November, 2006 by and among Hines REIT Properties, L.P., a Delaware limited partnership, having an address at do Hines Interests Limited Partnership, 2800 Post Oak Blvd., Suite 5000, Houston, Texas 77056, as borrower (“Borrower”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, with a principal place of business at 127 Public Square, Cleveland, Ohio 44114 (“KeyBank”), in its capacity as administrative agent (“Administrative Agent”) for itself and the other lending institutions which are parties to the Credit Agreement (as hereinafter defined), as amended by this First Amendment (each, a “Lender” and collectively the “Lenders”), and Lender, and solely with respect to paragraph 22 hereof, Hines Real Estate Investment Trust, Inc., a Maryland corporation (“Guarantor”).
     WHEREAS, Borrower, Administrative Agent and Lenders, entered into that certain Credit Agreement dated as of September 9, 2005 (the “Credit Agreement”), relating to a certain $140,000,000 loan made by Lenders to Borrower (the “Loan”) evidenced by promissory notes issued by Borrower to Lenders on September 9, 2005 (the “Existing Notes”); and
     WHEREAS, Borrower has informed the Administrative Agent that the Borrower has requested the Commitment Increase (as defined in the Credit Agreement) for the entire Additional Loan Amount (as defined in the Credit Agreement) and has requested the Lenders reduce the interest rate for the Loan, amend the recourse debt limitation, extend the initial maturity date of the Loan and provide additional borrowing capacity under the Credit Agreement; and
     WHEREAS, Lenders have agreed to reduce the interest rate for the Loan, amend the recourse debt limitation, extend the maturity date of the Loan and increase the Additional Loan Amount (as defined in the Credit Agreement), subject to the terms and conditions set forth herein; and
     WHEREAS, concurrently with the execution and delivery of this First Amendment, Borrower shall issue replacement promissory notes payable to each existing Lender which shall replace the Existing Notes and to new Lenders, each of which is a party to the Joinder Agreement, dated the date hereof, with respect to the Loan, new promissory notes, such replacement and new promissory notes (the “Replacement Notes”) being in the aggregate stated principal amount of $250,000,000.
     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:
     1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     2. The Lenders acknowledge that the Borrower has requested that the Administrative Agent increase the aggregate Commitments under the Facility by $110,000,000.00 and that the Administrative Agent has received additional commitments from Lenders willing to participate in such requested Commitment Increase. Borrower acknowledges that it has satisfied the requirements of Sections 2.1(e)(v) and (vi) of the Credit Agreement on or prior to the date hereof.
     3. Section 2.1(e) of the Credit Agreement is hereby amended after the exercise of the Commitment Increase provided herein by deleting the reference to “$110,000,000.00” and replacing it for future Commitment Increases with “$100,000,000.”
     4. Section 2.2 of the Credit Agreement is hereby amended by deleting the reference to “September 8, 2008” and replacing it with “October 31, 2009.”
     5. Section 7.4(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(b) provide any completion or other guarantee either directly or indirectly (including, without limitation, through a joint venture) in excess of 2.5% of Total Asset Value in the aggregate.”
     6. The definition of Applicable Margin in Exhibit A of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Applicable Margin means (a) 125 basis points if the ratio of Funded Debt to Total Asset Value is equal to or less than fifty percent (50%), (b) 137.5 basis points if the ratio of Funded Debt to Total Asset Value is equal to or less than fifty-five percent (55%), (c) 150 basis points if the ratio of Funded Debt to Total Asset Value is equal to or less than sixty percent (60%), (d) 175 basis points if the ratio of Funded Debt to Total Asset Value is equal to or less than sixty-five percent (65%) and (e) 200 basis points if the ratio of Funded Debt to Total Asset Value is equal to or less than seventy percent (70%). The Applicable Margin shall be calculated in connection with the delivery of and included in the certificate delivered pursuant to Section 7.2.6 hereof, with any change in the Applicable Margin taking effect on the first day of the first month immediately following the date of delivery to Administrative Agent of such certificate.”
     7. The aggregate principal amount of the promissory notes of “One Hundred Forty Million Dollars ($140,000,000)” set forth in Section 3.1(ii) is hereby deleted and replaced with “Two Hundred Fifty Million Dollars ($250,000,000)”.
     8. The definition of “Additional Loan Amount” in Exhibit A to the Credit Agreement is hereby amended by deleting the reference to “One Hundred Ten Million Dollars ($110,000,000.00)” and replacing it with “One Hundred. Million Dollars ($100,000,000.00).”
     9. The definition of “Maximum Loan Amount” in Exhibit A to the Credit Agreement is hereby amended by deleting both references to “One Hundred Forty Million

Dollars ($140,000,000)” and replacing them with “Two Hundred Fifty Million Dollars ($250,000,000).”
     10. The definition of “Notes” in Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with the following:
Notes means the promissory notes payable to each of the Lenders in the aggregate principal amount of Two Hundred Fifty Million and 00/100 Dollars ($250,000,000.00), substantially in the form of Exhibit F-1 and Exhibit F-2 attached hereto, with the term “Note” meaning any one of the Notes, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. Upon receipt of a Replacement Note each existing Lender shall return its original Existing Note to the Borrower.
     11. Exhibit E to the Credit Agreement is hereby deleted and replaced with Exhibit E attached hereto.
     12. The maturing date in the Existing Notes is hereby amended by deleting “September 8, 2008” and replacing it with “October 31, 2009.”
     13. Any and all references in the Credit Documents to “$140,000,000.00” shall be replaced with a reference to “$250,000,000.00.”
     14. Any and all existing references in the Credit Documents to “$250,000,000.00” shall be replaced with a reference to “$350,000,000.00.”
     15. Any and all references to the Existing Notes and the Credit Agreement in the Existing Notes and the Credit Documents shall be deemed to refer to the Replacement Notes and the Credit Agreement as amended by this First Amendment and as may be further amended from time to time in accordance with the terms of the Replacement Notes and the Credit Agreement respectively.
     16. Borrower shall pay to Administrative Agent on or before the date of this First Amendment additional fees as set forth in the fee letter of even date herewith.
     17. All of the terms and conditions of the Credit Documents (except as modified hereby) shall remain in full force and effect, and Borrower hereby confirms and ratifies all of the covenants contained in the Credit Agreement and the other Credit Documents in all respects as of the date hereof (except for those which expressly relate to an earlier date).
     18. Borrower represents and warrants to the best of its knowledge and belief that no event has occurred (or failed to occur) which constitutes (or the failure of which to occur would constitute), or solely with the passage of time or giving of notice (or both) would constitute, an Event of Default under the Credit Agreement or any other Credit Document.
     19. The Borrower represents, warrants and agrees that it has no claims, defenses, counterclaims or offsets against the Administrative Agent and the Lenders in connection with the

Loan or any Credit Document, and to the extent that any such claim, defense, counterclaim or offset may exist on the date hereof, the Borrower hereby WAIVES and RELEASES the Administrative Agent and Lenders from same.
     20. This First Amendment shall take effect as a sealed instrument under the laws of The Commonwealth of Massachusetts as of the date first above written.
     21. Guarantor is executing this First Amendment for the sole purpose of acknowledging and agreeing that the Guaranty shall guarantee payment of the Borrower Obligations under the Credit Documents as amended by this First Amendment.
     22. This First Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Pages Follow.]

     IN WITNESS WHEREOF, this First Amendment has been executed and delivered as an instrument under seal as of the date first above written.

BORROWER:

HINES REIT PROPERTIES, L.P., a Delaware limited partnership

By:	Hines Real Estate Investment Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Sherri W. Schugart

Name: Sherri W. Schugart
Title: Chief Financial Officer

GUARANTOR: (solely with respect to paragraph 21)

HINES REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation, its General Partner

By:	/s/ Sherri W. Schugart

Name: Sherri W. Schugart
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Authorized Signatory

Name:
Title:

ISSUING LENDER:

KEYBANK NATIONAL ASSOCIATION, as Issuing Lender

By:	/s/ Authorized Signatory

Name:
Title:

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Authorized Signatory

Name:
Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Authorized Signatory

Name:
Title:

By:	/s/ Authorized Signatory

Name:
Title:

CAPMARK FINANCING SERVICES, INC.,
SUCCESSOR TO GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation

By:	/s/ Authorized Signatory

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Authorized Signatory

Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Authorized Signatory

Name:
Title:

SOVEREIGN BANK

By:	/s/ Authorized Signatory

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Authorized Signatory

Name:
Title:

EXHIBIT E
KeyBank National Association — $35,000,000.00
Eurohypo A.G., New York Branch — $32,500,000.00
LaSalle Bank National Association — $32,500,000.00
Sovereign Bank — $32,500,000.00
Wachovia Bank, National Association — $32,500,000.00
Capmark Finance, Inc. — $25,000,000.00
Raymond James Bank, S.B. $25,000,000.00
Emigrant Bank — $25,000,000.00
Amegy Bank National Association — $10,000,000.00